SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

         Date of Report (Date of Earliest Event Reported): July 20, 2005
                                                           -------------

                             ARETE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


             Colorado                 33-16820-D               84-1508638
     ---------------------------     ------------         -------------------
    (State or other jurisdiction     (Commission           (I.R.S.  Employer
          of incorporation)          File Number)          Identification No.)


      7102 La Vista Place Suite 100, Niwot, Colorado              80503
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          (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number including area code: (303) 652-3113
                                                           --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report):


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)]
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)]

Item 5.02. Departure Of Directors Or Principal Officers; Election Of Directors;
           Appointment Of Principal Officers.
 Effective as of July 18, 2005, Thomas P. Raabe resigned from his position as President and Director of Arete Industries, Inc. (the "Registrant"). John R. Herzog, a Director of the Registrant, was appointed as the Registrant's interim chief financial officer effective as of July 18, 2005. On July 20, 2005, the Registrant issued a press release relating to the matters referenced above. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARETE INDUSTRIES, INC.

Date:    July 20, 2005                       By:   /s/ Charles L. Gamber
                                             -------------------------
                                             Charles L. Gamber
                                             Chief Executive Officer, and
                                             Chairman of the Board of Directors



                                  EXHIBIT INDEX


      Exhibit Number                Description
      --------------                -----------------------------------------


         99.1                       Press Release dated July 20, 2005.